UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

Clear Skies Solar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this amendment of our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2009, is to disclose that in connection with our financing as of July 28, 2009, the conversion price and exercise price of the convertible promissory notes and warrants issued on May 8, 2009 were adjusted to $0.7 per share pursuant to anti-dilution provisions contained therein.

Item 1.01	Entry into a Material Definitive Agreement.

As of  July 28, 2009, the Company entered into Subscription Agreements (the “Subscription Agreements”), by and among the Company and the subscribers listed therein (the “Subscribers”).  The Subscription Agreements provide for, among other things, the sale by the Company of (i) secured convertible promissory notes (the “Notes”) in the original aggregate principal amount of $286,000 and (ii) warrants to purchase up to an aggregate of 4,085,714 shares of the Company’s common stock (the “Warrants”).  The Company will receive gross proceeds in the amount of $260,000 from the sale of the Notes and Warrants.  Immediately after the closing, the Company had 43,072,567 shares of common stock outstanding.

The Notes will mature one year from the issuance date (the “Maturity Date”) and will accrue interest at the rate of 6% per annum, payable on the Maturity Date. During an Event of Default (as defined in the Notes), the interest rate of the Notes will be increased to 18% per annum until paid in full.  In addition, upon the occurrence of an Event of Default, all principal and interest then remaining unpaid shall immediately become due and payable upon demand. Events of Default include but are not limited to (i) the Company’s failure to make payments when due, (ii) breaches by the Company of its representations, warranties and covenants, and (iii) delisting of the Company’s common stock from the OTC Bulletin Board.

Pursuant to the terms of the Notes, the Subscribers have the right, so long as the Notes are not fully repaid, to convert the Notes into shares of the Company’s common stock at a conversion price of $.07 per share, as may be adjusted.  The Notes contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Notes will automatically be reduced to such lower price. The Notes contain limitations on conversion, including the limitation that the holder may not convert its Note to the extent that upon conversion the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the Subscriber to the Company, of up to 9.99%).

The Notes are secured by a security interest in certain assets of the Company, pursuant to a security agreement.

The Warrants are exercisable for a period of three (3) years at an exercise price of $.07 per share, as may be adjusted.  The Warrants contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Warrants will automatically be reduced to such lower price.  The Warrants contain limitations on exercise, including the limitation that the holders may not convert their Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the Subscriber to the Company, of up to 9.99%).

The Warrants may be exercised on a “cashless” basis commencing ninety-one (91) days after their  issuance, only with respect to underlying shares not included for unrestricted public resale in an effective registration statement on the date notice of exercise is given by the holder.

Pursuant to the terms of the Subscription Agreement, the Company agreed to amend its registration statement on Form S-1 filed on June 4, 2009 to include the resale of the shares of common stock underlying the Notes and the Warrants no later than 30 days from the closing of the offering and to have such registration statement declared effective no later than 90 days from the closing of the offering.  If the Company does not timely file the registration statement or cause it to be declared effective by the required dates, then (i) the exercise price of the Warrants gets reduced to $.05 per share and (ii) each Subscriber shall be entitled to liquidated damages equal to 1% of the aggregate purchase price paid by such Subscriber for the Notes and Warrants for each month that the Company does not file the registration statement or cause it to be declared effective.

The Company also granted certain Subscribers, until the later of one year from the closing or so long as the Notes are outstanding, a right of first refusal in connection with future sales by the Company of its common stock or other securities or equity linked debt obligations, except in connection with certain Excepted Issuances (as defined in the Subscription Agreement).

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The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the Subscription Agreement, Form of Note, Form of Warrant and Security Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

In connection with our July 28, 2009 financing, certain terms of the outstanding convertible promissory notes in the aggregate principal amount of $400,000 (the “May Notes”) and warrants to purchase 4,000,000 shares of our common stock (the “May Warrants”) that were issued on May 8, 2009 were amended.  Due to certain anti-dilution provisions contained in the May 8, 2009 documentation, the conversion price of the May Notes was adjusted from $.10 to $.07 and the exercise price of the May Warrants was adjusted from $.15 to $.07. For a complete description of the May Notes and the May Warrants, see our Form 8-K filed on May 13, 2009, along with the exhibits thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is disclosed under Item 1.01 and is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, as of July 28, 2009, the Company sold Notes in the original aggregate principal amount of $286,000 and Warrants to purchase up to an aggregate of 4,085,714 shares of the Company’s common stock to the Subscribers, pursuant to the Subscription Agreements.  In addition, the Company issued 550,000 and 335,714 shares to Grushko & Mittman, P.C. and Sichenzia Ross Friedman Ference LLP, respectively (the “Fee Shares”) for legal services provided.  The Notes, Warrants and Fee Shares were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated as of July 28, 2009, by and among the Company and the subscribers listed therein (1)

10.2	Form of Convertible Promissory Note (1)

10.3	Form of Warrant to Purchase Common Stock (1)

10.4	Security Agreement, dated as of May 8, 2009, by and among the Company and the signatories thereon (incorporated herein by reference from Exhibit 10.7 to the Company’s Form 8-K filed on May 13, 2009)

_______________
(1) Incorporated herein by reference from the exhibits to the Company’s Form 8-K filed on August 3, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2009

CLEAR SKIES SOLAR, INC.

By:	/s/ Ezra Green
Ezra Green
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated as of July 28, 2009, by and among the Company and the subscribers listed therein (1)

10.2	Form of Convertible Promissory Note (1)

10.3	Form of Warrant to Purchase Common Stock (1)

10.4	Security Agreement, dated as of May 8, 2009, by and among the Company and the signatories thereon (incorporated herein by reference from Exhibit 10.7 to the Company’s Form 8-K filed on May 13, 2009)

_______________
(1) Incorporated herein by reference from the exhibits to the Company’s Form 8-K filed on August 3, 2009.

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